                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8-K A/1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 1, 1994




                          VOLT INFORMATION SCIENCES, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                              1-9232            13-5658129
- -------------------------------       --------------------  -------------------
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation)                            Number)            Identification No.)

1221 Avenue of the Americas, New York, New York               10020
- ----------------------------------------------------        -----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (212) 704-2400


                                 Not Applicable
(Former name, former address and former fiscal year, if changed since last year)

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Unaudited pro forma financial data.                        Page No.

             (i)    General Statement.                                     F1
             (ii)   Unaudited Pro Forma Condensed Consolidated Balance
                    Sheet of the Company and its Subsidiaries as at
                    January 28, 1994.                                      F2
             (iii)  Notes to Unaudited Pro Forma Condensed Consolidated
                    Balance Sheet.                                         F4
             (iv)   Unaudited Pro Forma Condensed Consolidated Statement
                    of Operations of the Company and its Subsidiaries for
                    the fiscal year ended October 29, 1993.                F5
              (v)   Unaudited Pro Forma Condensed Consolidated Statement
                    of Operations of the Company and its Subsidiaries for
                    the three months ended January 28, 1994.               F6
             (vi)   Notes to Unaudited Pro Forma Condensed Consolidated
                    Statements of Operations.                              F7

         (c) Exhibits

             2.1    Agreement effective April 1, 1994 between VIS, Inc.,
                    Pacific Volt Systems, Pacific Bell Directory, PBD Holdings, Volt Information Sciences, Inc. and Volt Orangeca Real Estate Corp. (Incorporated by reference to Exibit 2.1 to the original filing of this Current Report on Form 8-K, File No. 1-9232).

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           VOLT INFORMATION SCIENCES, INC.
                                           (Registrant)





                                           BY s/ JACK EGAN
                                              ----------------------------
                                                 (Signature)
Date:  March 31, 1995                      JACK  EGAN
                                           Vice President--Corporate Accounting
                                           (Principal Accounting Officer)

                Volt Information Sciences, Inc. and Subsidiaries
                       Unaudited Pro Forma Financial Data
                               General Statement




The following unaudited pro forma financial data were derived from the historical consolidated financial statements of the Company. The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the sale of the Company's 50% interest in a joint venture and the application of the proceeds therefrom to redeem a portion of the Company's 12-3/8% Subordinated Debentures as if all such transactions had occurred on January 28, 1994. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended October 29, 1993 and three months ended January 28, 1994 give effect as if such transactions had occurred at the beginning of the respective fiscal periods.

The pro forma adjustments are based on currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances.

The pro forma financial data are provided for informational purposes only and do not purport to represent what the Company's financial position or results of operations actually would have been had the aforementioned transactions been completed as of the date or at the beginning of the periods indicated, or to project the Company's financial position or results of operations at any future date or for any future period.

                Volt Information Sciences, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                January 28, 1994
                             (Dollars in Thousands)

                                                                              Pro Forma Adjustments
                                                                              ---------------------
                                                                           Sale of
                                                                        Joint Venture  Redemption
                                                               Actual     Interest      of Debt          Pro Forma
                                                               ------    ---------     -----------       ---------
ASSETS

CURRENT ASSETS
 Cash and cash equivalents                                    $22,387      $16,382  (a)   $(10,096) (b)    $28,673
 Short-term investments at lower of cost
   or market-market value  $1,014                               1,000                                        1,000
 Trade accounts receivable less
   allowance of $3,852                                         75,894                                       75,894
 Inventories                                                   24,671                                       24,671
 Recoverable income taxes                                       5,425       (4,010) (c)         56  (d)      1,471
 Deferred income taxes                                          2,543                                        2,543
 Prepaid expenses and other assets                              3,934                                        3,934
                                                               ------      -------        --------         --------
 TOTAL CURRENT ASSETS                                         135,854       12,372         (10,040)        138,186

INVESTMENTS--market value $3,265                                3,215                                        3,215

INVESTMENTS in joint ventures                                  15,005       (6,612) (e)                      8,393

PROPERTY, PLANT AND EQUIPMENT--
 at cost
  Land and buildings                                           33,228                                       33,228
  Machinery and equipment                                      42,033                                       42,033
  Leasehold improvements                                        2,194                                        2,194
                                                               ------                                      --------
                                                               77,455                                       77,455
Less allowances for depreciation
  and amortization                                             31,475                                       31,475
                                                              -------                                      --------
                                                               45,980                                       45,980
DEPOSITS, RECEIVABLES AND
 OTHER ASSETS                                                   2,937                         (138) (d)      2,799

INTANGIBLE ASSETS--net of
 accumulated amortization of $3,050                             5,787                                        5,787


                                                             --------      -------        --------         --------
                                                             $208,778       $5,760        $(10,178)        $204,360
                                                             ========      =======        ========         ========

                Volt Information Sciences, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                January 28, 1994
                             (Dollars in Thousands)

                                                                              Pro Forma Adjustments
                                                                              ---------------------
                                                                             Sale of
                                                                          Joint Venture   Redemption
                                                              Actual        Interest        of Debt       Pro Forma
                                                             -------        --------       ----------     ---------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable to banks                                      $ 6,329                                          $6,329
  Current portion of long-term debt                            15,400                                          15,400
  Accounts payable                                             17,257                                          17,257
  Accrued expenses
    Wages and commissions                                      16,979                                          16,979
    Taxes other than income taxes                               6,412                                           6,412
    Insurance                                                  10,920                                          10,920
    Other                                                       3,763                           $(96) (b)       3,667
  Customer advances and other liabilities                      11,646                                          11,646
                                                             --------                       --------         --------
  TOTAL CURRENT LIABILITIES                                    88,706                            (96)          88,610

LONG-TERM DEBT                                                 42,751                        (10,000) (f)      32,751

DEFERRED INCOME TAXES                                           1,585                                           1,585
                                                             --------                       --------         --------
                                                              133,042                        (10,096)         122,946
STOCKHOLDERS' EQUITY
  Preferred stock, par value $1.00
   authorized--500,000 shares;
   issued--none
  Common stock, par $.10
   authorized--15,000,000 shares;
   issued--7,789,580 shares                                        779                                             779
  Paid-in capital                                              43,823                                          43,823
  Retained earnings                                            77,730        $5,760  (g)         (82) (h)      83,408
  Unrealized foreign currency
   translation adjustment                                        (496)                                           (496)
                                                             --------        ------         --------         --------
                                                              121,836         5,760              (82)         127,514
  Less common stock held in
   treasury, at cost                                           46,100                                          46,100
                                                             --------        ------         --------         --------
                                                               75,736         5,760              (82)          81,414
                                                             --------        ------         --------         --------
                                                             $208,778        $5,760         $(10,178)        $204,360
                                                             ========        ======         ========         ========

                Volt Information Sciences, Inc. and Subsidiaries
                     Notes to Unaudited Pro Forma Condensed
                           Consolidated Balance Sheet
                                January 28, 1994




(a) Cash proceeds of $16,382,000 from the sale of the Company's 50% interest in a joint venture.

(b) Represents the payments for the redemption of $10,000,000 principal amount of the Company's 12-3/8% Senior Subordinated Debentures and accrued interest of $96,000 thereon.

(c) The decrease in recoverable income taxes of $4,010,000 represents the combined federal and state tax provision at an incremental rate of approximately 41% attributable to the gain on the sale of the Company's 50% interest in the joint venture.

(d) Represents the write-off of unamortized costs $(138,000) and tax benefit $(56,000) related to the Debentures redeemed.

(e)  Represents the Company's investment in the joint venture which was sold.

(f) Represents the payment of principal of $10,000,000 of the Company's 12-3/8% Senior Subordinated Debentures.

(g) Represents the gain on the sale of the Company's 50% interest in the joint venture, net of income taxes.

(h) Represents the charge, net of the income tax benefit, for the write-off of unamortized costs of Debentures redeemed.

                Volt Information Sciences, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                   For the Fiscal Year Ended October 29, 1993
                 (Dollars in Thousands, Except Per Share Data)

                                                                                 Pro Forma Adjustments (a)
                                                                                 -------------------------
                                                                                 Sale of
                                                                              Joint Venture   Redemption
                                                                Actual         Interest         of Debt         Pro Forma
                                                               --------        ---------        ---------       ---------
REVENUES
 Sales of services                                           $501,028                                             $501,028
 Sales of products                                             57,080                                               57,080
 Equity in income of joint ventures                             4,940           $(2,327)(b)                          2,613
 Interest income                                                1,381                                                1,381
 Gains on securities--net                                         199                                                  199
 Other income--net                                                545                                                  545
                                                            ---------          -------                             -------
                                                              565,173           (2,327)                            562,846
                                                            ---------          -------                             -------

COST AND EXPENSES
 Cost of sales:
  Services                                                    467,710                                              467,710
  Products                                                     34,435                                               34,435
 Selling and administrative                                    40,108                                               40,108
 Research and development                                       5,830                                                5,830
 Engineering                                                    1,037                                                1,037
 Depreciation and amortization                                 10,191                                               10,191
 Foreign exchange loss--net                                       378                                                  378
 Interest expense                                              11,078                            $(1,262) (c)        9,816
                                                            ---------                            -------           -------
                                                              570,767                             (1,262)          569,505
                                                            ---------                            -------           -------

Loss before income taxes and
 cumulative effect of a change in accounting                   (5,594)           (2,327)           1,262            (6,659)
Income tax provision (benefit)                                 (1,920)             (931)(d)          505  (d)       (2,346)
                                                            ---------          --------          -------           -------
Loss before cumulative effect of
 a change in accountng                                        $(3,674)         $(1,396)             $757           $(4,313)
                                                            =========          =======           =======           =======

                                                                                              (Per Share Data)
Loss before cummulative effect of
  a change in accounting                                        $(.77)                                               $(.90)
                                                                =====                                                =====
Number of shares used in computation                        4,798,863                                            4,798,863
                                                            =========                                            =========

                Volt Information Sciences, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Three Months Ended January 28, 1994
                 (Dollars in Thousands, Except Per Share Data)

                                                                                 Pro Forma Adjustments (a)
                                                                                 -------------------------
                                                                          Sale of
                                                                        Joint Venture   Redemption
                                                             Actual      Investment       of Debt       Pro Forma
                                                            --------     ----------      -----------    ---------
REVENUES
  Sales of services                                         $130,216                                      $130,216
  Sales of products                                           12,338                                        12,338
  Equity in income (loss) of joint ventures                       50      $(534) (b)                          (484)
  Interest income--net                                           230                                           230
  Gains on securities--net                                         1                                             1
  Other income--net                                               15                                            15
                                                           ---------      -----                            -------
                                                             142,850       (534)                           142,316
                                                           ---------      -----                            -------
COST AND EXPENSES
 Cost of sales:
  Services                                                   122,871                                       122,871
  Products                                                     8,026                                         8,026
 Selling and administrative                                    8,865                                         8,865
 Research and development & engineering                        1,238                                         1,238
 Depreciation and amortization                                 2,644                                         2,644
 Foreign exchange loss--net                                       96                                            96
 Interest expense                                              2,075                      $(316) (c)         1,759
                                                           ---------                      -----            -------
                                                             145,815                       (316)           145,499
                                                           ---------                      -----            -------
Loss before income taxes and
 extraordinary item                                           (2,965)      (534)            316             (3,183)
Income tax provision (benefit)                                (1,002)      (219) (d)        147  (d)        (1,071)
                                                           ---------      -----           -----            -------
Loss before extraordinary item                               $(1,963)     $(315)           $169            $(2,109)
                                                           =========      =====           =====            =======



                                                                                    (Per Share Data)


Loss before extraordinary item                                 $(.41)                                        $(.44)
                                                               =====                                         =====

Number of shares used in computation                       4,802,026                                     4,802,026
                                                           =========                                     =========

                Volt Information Sciences, Inc. and Subsidiaries
              Notes to Unaudited Pro Forma Condensed Consolidated
                            Statements of Operations
                   For the Fiscal Year Ended October 29, 1993
                  and the Three Months Ended January 28, 1994





(a) The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include (i) the pretax gain on the sale of the Company's 50% interest in the joint venture of $9,770,000, which will be reported in operations in the Company's 1994 second quarter ending April 29, 1994; or
      (ii) the write-off of unamortized issuance costs of $138,000 related to the early redemption of principal amount of Debentures, which will be reported as an extraordinary charge, net of taxes, in the Company's 1994 third quarter ending July 29, 1994.

(b)   Represents the Company's equity in the income of the joint venture.

(c) Represents the reduction in interest expense, including amortization of issuance costs, related to the $10,000,000 principal amount of Debentures to be redeemed.

(d) Represents the tax provision or benefit at an estimated combined federal and state incremental tax rate of approximately 40% in 1993 and 41% in 1994.